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                                                           REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                           ---------------------------

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                           ---------------------------

                       GALILEO ELECTRO-OPTICS CORPORATION
             (Exact name of registrant as specified in its charter)

             DELAWARE                                      04-2526583
(State or other jurisdiction of incorporation)  (I.R.S. Employer Identification
                                                            No.)

           GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS 01566
                    (Address of Principal Executive Offices)

                           ---------------------------


                         1996 DIRECTOR STOCK OPTION PLAN
                            (Full Title of the Plan)

                     JOSEF W. ROKUS, VICE PRESIDENT, FINANCE
                       Galileo Electro-Optics Corporation
                           P.O. Box 550, Galileo Park
                         Sturbridge, Massachusetts 01566
                                 (508) 347-9191
            (Name, address and telephone number of agent for service)

                                 with copies to:

                           DAVID R. POKROSS, JR., ESQ.
                               Palmer & Dodge LLP
                                One Beacon Street
                           Boston, Massachusetts 02108
                                 (617) 573-0100

                           ---------------------------

                         CALCULATION OF REGISTRATION FEE
- ----------------------------------------------------------------------------------------------------------------------
Title of each class of securities to     Amount to be          Proposed          Proposed maximum        Amount of
          be registered                   registered       maximum offering     aggregate offering    registration fee
                                                          price per share(1)         price(1)
- ----------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value         130,000 shares(2)         $17.81            $2,315,300.00           $799.00
- ----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee and computed pursuant to Rule 457(h) and based upon the average of the high and low sale prices on April 8, 1996 as reported by the Nasdaq National Market System.
(2) This Registration Statement registers 130,000 shares of Common Stock under the 1996 Director Stock Option Plan. An aggregate of 70,000 shares of Common Stock has previously been registered under such plan (SEC File No. 33-47588).
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                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Statement Regarding Incorporation By Reference From Effective Registration
- --------------------------------------------------------------------------
Statement
- ---------

     This Registration Statement covers additional securities of the same class as the securities of the Registrant registered on Form S-8 (Registration No. 33-47588) filed with the Securities and Exchange Commission on May 1, 1992, the contents of which are hereby incorporated by reference, relating to the Registrant's 1989 Director Stock Option Plan. The 1989 Director Stock Option Plan has been amended and restated as the 1996 Director Stock Option Plan effective as of January 19, 1996.


Item 8. Exhibits.
- -----------------

     See Exhibit Index at page 5.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Town of Sturbridge, Commonwealth of Massachusetts, on April 11, 1996.


                                            GALILEO ELECTRO-OPTICS CORPORATION


                                            By: /s/ Josef W. Rokus
                                                ------------------
                                                Josef W. Rokus
                                                Vice President, Finance


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

                                POWER OF ATTORNEY

     The undersigned officers and directors of Galileo Electro-Optics Corporation hereby severally constitute and appoint Josef W. Rokus and David R. Pokross Jr. and each of them, our true and lawful attorneys-in-fact, with full power to sign any amendments to this Registration Statement on Form S-8 (including any post-effective amendment thereto), and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


Signature                                  Title                           Date
- ---------                                  -----                           ----

/s/ William T. Hanley               President, Chief Executive          March 22, 1996
- ----------------------------
William T. Hanley                   Officer and Director
                                    (Principal Executive Officer)


/s/ Josef W. Rokus                  Vice President, Finance             March 22, 1996
- ----------------------------
Josef W. Rokus                      (Principal Financial and
                                    Accounting Officer)


/s/ William T. Burgin               Director                            March 27, 1996
- ----------------------------
William T. Burgin


/s/ Allen E. Busching               Director                            March 29, 1996
- ----------------------------
Allen E. Busching


/s/ Kenneth W. Draeger              Director                            April 5, 1996
- ----------------------------
Kenneth W. Draeger


/s/ Robert D. Happ                  Director                            March 25, 1996
- ----------------------------
Robert D. Happ

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

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT                                                                  PAGE
NUMBER                   DESCRIPTION                                    NUMBER
- ------                   -----------                                    ------

  5.1           Opinion of Palmer & Dodge LLP as to the legality
                of the securities registered hereunder.                   6

  23.1          Consent of Ernst & Young LLP, independent
                accountants.                                              7

  23.2 Consent of Palmer & Dodge LLP (contained in Opinion of Palmer & Dodge LLP filed as Exhibit 5.1).

  24.1 Power of Attorney (contained on the signature page hereto).

  99.1          Galileo Electro-Optics Corporation 1996 Director
                Stock Option Plan.                                        8


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